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                                                                   EXHIBIT 10.66

                             FIRST AMENDMENT TO THE
               DTE ENERGY COMPANY DEFERRED STOCK COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

                                    RECITALS

A. DTE Energy Company (the "Company") adopted the DTE Energy Company Deferred Stock Compensation Plan for Non-Employee Directors (the "Plan") to enable the Company to attract and retain Directors.

B. The Company's Board of Directors (the "Board") is authorized to amend the
Plan.

C. By a resolution properly adopted on June 27, 2001, the Board amended the Plan to increase the number of hypothetical shares of Company stock annually credited to Directors under the Plan.

                                 PLAN AMENDMENT

Effective January 1, 2001, the DTE Energy Company Deferred Stock Compensation Plan for Non-Employee Directors is amended as follows:

Section III is replaced in its entirety with the following:

Each Director participating in the Plan who is a Director on the first business day of a calendar year beginning on or after January 1, 2001 shall receive automatically on such date as a credit to an unfunded deferred stock account established for the Director under Section IV below, 1,000 hypothetical shares of Company Common Stock.

                            CERTIFICATE OF SECRETARY
                                       OF
                               DTE ENERGY COMPANY

I, Sandra Kay Ennis, certify that I am the Corporate Secretary of DTE Energy Company, a Michigan corporation (the "Company"), and have access to the Company's corporate records and am familiar with the matters contained and certified to in this Certificate.

I certify that, at a duly called meeting of the Board of Directors of the Company held on June 27, 2001, the Board of Directors adopted the above amendment.


/s/ Sandra Kay Ennis
-----------------------------------------
Sandra Kay Ennis

February 19, 2007
-----------------------------------------
Date


        First Amendment to Deferred Stock Compensation Plan- Page 1 of 1